SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                FEBRUARY 28, 2008
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   --------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction)    (IRS Employer Identification No.)



              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
             ------------------------------------------------------
             (Address of Principal Executive Office)     (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation

On February 26, 2008, the Company executed an amendment to its Line of Credit Agreement with a trust, which, among other things, extended the agreement until July 1, 2010.

Donald Anderson, a Trustee of the Trust, is a member of Company's Board of Directors and owns approximately 10% of the Company's Stock.

Item 9.01  Financial Statements and Exhibits

     Exhibits 99.1 First Amendment to Restated Loan and Security Agreement.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2008                 ALANCO TECHNOLOGIES, INC.

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer